Summary Prospectus | December 29, 2023
Performance Trust Municipal Bond Fund Institutional Class (Symbol: PTIMX) Class A (Symbol: PTRMX)

Before you invest, you may want to review the Performance Trust Municipal Bond Fund’s (the “Municipal Bond Fund” or the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 29, 2023, are incorporated by reference into this summary prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at http://ptam.com/resources.html. You can also get this information at no cost by calling 1-877-738-9095 or by sending an email request to info@PTAMfunds.com.

SUMMARY PROSPECTUS

Investment Objective
The investment objective of the Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the Fund. Certain financial intermediaries that have a contractual arrangement with PT Asset Management, LLC (DBA: PTAM) (the “Adviser”), the Fund’s investment adviser, or an affiliate also may offer variations in Fund sales charges to their customers. Certain financial intermediaries may also offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” on page 37 of the Fund’s Prospectus, in Appendix A to the Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Class A Sales Charge Reductions and Waivers” on page 62 of the Fund’s Statement of Additional Information (the “SAI”).

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Class A (formerly, Retail Class)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses(1)	0.50%	0.75%
(1) Please note that Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the Prospectus because the “Financial Highlights” include only the direct operating expenses incurred by the Fund and exclude acquired fund fees and expenses (“AFFE”). AFFE are the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more other investment companies.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class A	$300	$459	$633	$1,134

Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68.24% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax. The Fund may invest up to 20% of its net assets in below investment-grade municipal securities as well as up to 20% of its net assets in securities that produce income subject to federal income tax. The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or entities in which the interest is paid solely from revenues of similar projects. In addition, the Fund may invest up to 20% of its net assets in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”).

The Fund invests in municipal securities issued by or on behalf of states and local governmental authorities throughout the United States and its territories that pay interest that is exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (“AMT”) for a noncorporate shareholder.

Investment-grade municipal securities include securities rated “investment grade” (e.g., BBB/Baa or higher) at the time of purchase by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, judged by the Adviser to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk” bonds.
The dollar-weighted average portfolio effective maturity of the Fund will normally be more than 10 years but less than 22 years. The average duration will be more than 5 but less than 11.
The Adviser uses a value-oriented strategy looking for higher-yielding and undervalued municipal securities that offer above-average total return. The Fund’s investment process begins with a top-down review of portfolio duration and yield curve positioning as well as industry, sector and credit quality. The Adviser makes a forward projection of an individual investment’s total return characteristics over a variety of economic and interest rate scenarios, yield curve shifts and time horizons. The Adviser may choose to sell an investment with deteriorating credit quality or limited upside potential compared to other available investments in the market.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.
The principal risks of investing in the Fund include:
Management Risk
The Fund is actively managed by the Adviser. There is a risk that an actively managed fund may produce sub-par returns compared to a benchmark index. Strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
General Market Risk
The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
Municipal Securities Risks
The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Because the Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund.
Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

SUMMARY PROSPECTUS

The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a financial guarantor that offers insurance coverage for a specific kind of insurable risk, such as municipal bond insurance policies). If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.
Municipal securities may decrease in value during times when tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are a noncorporate shareholder subject to the AMT, you may have to pay federal tax on a portion of your distributions from tax-exempt income. If this is the case, the Fund’s net after-tax return to you may be lower.
Credit Risk
An issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.
Fixed-Income Securities Risks
Fixed-income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. An issuer may not make timely payments of principal and interest. An issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.
High-Yield Fixed-Income Securities Risk
High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade by a NRSRO. Junk bonds are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Junk bonds are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Other Investment Companies Risk
The Fund may invest in shares of other investment companies, including closed-end mutual funds and ETFs. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. Your cost of investing in the Fund may be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the ETFs or underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
U.S. Government Obligations Risk
U.S. Government obligations include securities issued or guaranteed as to principal and interest by government-sponsored entities, such as the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or the instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship by the U.S. Treasury until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities

(including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities may default on a financial obligation. Additionally, if the Fannie Mae and Freddie Mac conservatorship is terminated, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

Liquidity Risk
Trading opportunities are more limited for fixed-income securities, including MBS, that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Accordingly, there may be no willing buyer of the Fund’s securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
Interest Rate Risk
Securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.

Valuation Risk
The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made under the Adviser’s fair value pricing procedures may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Performance
The following tables show historical performance of the Fund and provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual total returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.ptam.com or by calling 1- 877-738-9095.

Calendar Year Total Return as of December 31
Institutional Class Shares(1)
(1)The returns shown in the bar chart are for the Institutional Class shares. Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different sales charges and expenses. Performance for Class A shares would be lower as expenses for Class A shares are higher.
The Fund’s calendar year-to-date return for Institutional Class shares as of September 30, 2023 was -1.82%. During the period shown in the bar chart, the best performance for a quarter for the Fund’s Institutional Class shares was 4.32% (for the quarter ended March 31, 2014). The worst performance for a quarter for the Fund’s Institutional Class shares was -7.26% (for the quarter ended March 31, 2022).

SUMMARY PROSPECTUS

Average Annual Total Returns For the Periods Ended December 31, 2022
Institutional Class Shares	One Year	Five Year	Ten Year	Since Inception (6/30/11)
Return Before Taxes	-12.01%	0.87%	2.41%	3.88%
Return After Taxes on Distributions	-12.14%	0.69%	2.31%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	-6.31%	1.14%	2.42%	3.63%
Class A Shares
Return Before Taxes	-14.21%	0.17%	1.95%	3.44%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-8.53%	1.25%	2.13%	2.95%
Institutional Class shares of the Fund commenced operations on June 30, 2011. Class A shares of the Fund (formerly designated as Retail Class shares) commenced operations on September 28, 2012. Performance shown for Class A shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect Class A fees and expenses.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Class shares only and after-tax returns for Class A shares may vary.
In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.
For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.
Management

Investment Adviser
PT Asset Management, LLC (DBA: PTAM) serves as the Fund’s investment adviser.
Portfolio Managers
Mr. G. Michael Plaiss, Senior Portfolio Manager, and Mark Peiler, Portfolio Manager, are the portfolio managers of the Fund. Mr. Plaiss has served as a portfolio manager of the Fund since the Fund’s commencement of operations in June 2011 and Mr. Peiler has served as a portfolio manager of the Fund since March 2022.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares by mail (Performance Trust Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 1-877- 738-9095, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Class A
Minimum Initial Investment – All Accounts	$2,500	$1,000
Minimum Subsequent Investment – All Accounts	$500	$500
Tax Information
The Fund intends to make tax-exempt distributions that are exempt from regular federal income tax, but which may be subject to the federal AMT for a noncorporate shareholder. The Fund may also make distributions that are taxable as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. Moreover, broker-dealers may charge commissions on brokerage transactions on Institutional Class shares. These payments may create conflicts of interest by influencing the broker- dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.